UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2021

Pipergy, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	333-240364	84-4162136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2096 Skull Creek Road

Four Corners, WY 82715

 (Address of Principal Executive Offices)

307-746-8673

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers

Leonard Stillman, Jr. resigned as Chief Financial Officer, Director, Secretary and Treasurer effective April 15, 2021.  Thomas Mohnen, current Chief Executive Officer shall act as Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pipergy, Inc.

By:      /s/ Thomas Mohnen

Thomas Mohnen

Chief Executive Officer

Dated:  April 15, 2021